UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 27, 2022
Date of Report (Date of earliest event reported)

ABRAXAS PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	1-16071	74-2584033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

18803 Meisner Drive
San Antonio, Texas 78258
(210) 490-4788
(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	AXAS	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

Abraxas Petroleum Corporation (the “Company”) filed a Current Report on Form 8‑K with the Securities and Exchange Commission (the “SEC”) on October 3, 2022 (the “Original 8-K”). This Current Report on Form 8-K/A (this “Amended 8-K”) constitutes Amendment No. 1 to the Original 8‑K and is being filed by the Company to (1) check the appropriate box on the cover page to properly “tag” this filing as soliciting material pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended, so that the filing appears as both a Form 8‑K/A and as Form DFAN14A proxy soliciting material on the EDGAR system, and (2) provide the additional information set forth herein in accordance with Rule 14a-12. All other disclosures in and exhibits to the Original 8‑K remain unchanged and are incorporated by reference herein.

The Company filed the Original 8-K to disclose its entry into an Exchange Agreement, dated September 27, 2022 (the “Exchange Agreement”), with Biglari Holdings Inc., an Indiana corporation (“Holdings”), pursuant to which the Company intends to effect an exchange of 90,631,287 shares of its common stock, par value $0.01 per share (the “Common Stock”; such shares of Common Stock, the “Stock Consideration”), for the 685,505 shares of its Series A Preferred Stock, par value $0.01 per share (the “Preferred Stock”), that Holdings currently owns (such transaction, the “Exchange”). As discussed in the Original 8‑K, the Company’s ability to issue the Stock Consideration to Holdings as contemplated by the Exchange Agreement requires an amendment to the Company’s Articles of Incorporation, as amended, to increase the number of shares of Common Stock authorized for the Company’s issuance from 20,000,000 shares to 150,000,000 shares (the “Amendment”).

Item 8.01	Other Events.

Additional Information and Where to Find It

In connection with the approval of the Amendment, the Company intends to file a proxy statement with the SEC, the definitive version of which (the “Definitive Proxy Statement”) will be sent or provided to the Company’s stockholders (the “Stockholders”). The Company may also file other documents with the SEC regarding the Amendment. This document is not a substitute for the Definitive Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE AMENDMENT AND RELATED MATTERS.

Investors and Stockholders may obtain a free copy of any proxy statement (when available) and other documents filed by the Company with the SEC on the SEC’s website at https://www.sec.gov and on the Company’s Investor Relations website at http://www.abraxaspetroleum.com/invest-sec-filings.aspx.

Participants in the Solicitation of Proxies

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Stockholders in connection with the approval of the Amendment. Information regarding the Company’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, will be contained in the Definitive Proxy Statement (when available). Stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the approval of the Amendment, including the interests of the Company’s directors and executive officers in the proposed transaction, which may be different than those of the Stockholders generally, by reading the Definitive Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. These documents can be obtained free of charge as described in the preceding paragraph.

No Offer or Solicitation

This Amended 8-K shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed Amendment, or an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Cautionary Note Regarding Forward-Looking Statements

This Amended 8-K and the Original 8-K may contain certain forward-looking statements within the meaning of the federal securities laws with respect to the Exchange contemplated by the Exchange Agreement and the proposed Amendment to the Company’s Articles of Incorporation, as amended. Whenever you read a statement that is not simply a statement of historical fact (such as statements including words like “believe,” “expect,” “anticipate,” “intend,” “will,” “plan,” “seek,” “may,” “estimate,” “could,” “potentially” or similar expressions), you must remember that these are forward-looking statements, and that the Company’s expectations may not be correct, even though the Company believes they are reasonable. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Amended 8‑K and the Original 8-K, including, among others, the following: (i) the risk that the Company could fail to satisfy the conditions to the consummation of the Exchange contemplated by the Exchange Agreement, including the adoption of the Amendment by the Company’s Stockholders; (ii) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Exchange Agreement; (iii) the outcome of any legal proceedings that may be instituted against the Company related to the Exchange Agreement or related matters; (iv) the effect of the announcement or pendency of the Exchange or the proposed Amendment on the Company’s business relationships, operating results, or performance; (v) changes in the capital structure of the Company following the consummation of the Exchange; (vi) changes in the competitive industries and markets in which the Company operates or plans to operate; and (vii) current and future conditions in the global economy and their impact on the Company, its business, and the markets in which it operates. The forward-looking statements contained in this Amended 8-K and the Original 8-K are also subject to additional risks, uncertainties, and factors, including those described in the Company’s most recent Quarterly Report on Form 10‑Q, filed with the SEC on August 12, 2022, and other documents filed or to be filed with the SEC by the Company. Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABRAXAS PETROLEUM CORPORATION

By:         /s/ G. William Krog, Jr.
G. William Krog, Jr.
Vice President, Chief Accounting Officer

Dated: October 5, 2022